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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

        On July 30, 2003, the Company issued a press release announcing that it has reached a new settlement with the plaintiff of the September 13, 2002 Class A shareholder lawsuit with regards to the new agreement that the Company entered into with the William J. McGinley Marital Trusts and affiliated family members (the "McGinley Trusts") announced on July 21, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Methode Electronics, Inc. Press Release issued July 30, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: July 30, 2003	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Methode Electronics, Inc. Press Release issued July 30, 2003.

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